SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report  (Date of earliest event reported) September 16, 1996


                 SUPERIOR ENERGY SERVICES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware                    0-20310                75-2379388
(State or other jurisdiction  (Commission File Number)  (IRS Employer
       of incorporation)                              Identification No.)


        1503 Engineers Road, Belle Chasse, Louisiana    70037
         (Address of principal executive offices)     (Zip Code)



                         (504) 393-7774
      (Registrant's telephone number, including area code)


                               N/A
 (Former name or former address, if changed since last report.)

Item 2:  Acquisition or Disposition of Assets

 Pursuant to an Agreement and Plan of Merger dated as of September 15, 1996, by and among Superior Energy Services, Inc. ("Superior"), Dimensional Oil Field Acquisition, Inc. ("Dimensional Acquisition"), Dimensional Oil Field Services, Inc. ("Dimensional") and the shareholders of Dimensional, Superior acquired Dimensional effective as of September 16, 1996. The acquisition was accomplished by the merger of Dimensional with and into Dimensional Acquisition, a wholly-owned subsidiary of Superior, formed for this purpose, (the "Merger") with the effect that Dimensional has become a wholly-owned subsidiary of
Superior. Upon consummation of the Merger, the outstanding shares of common stock of Dimensional were converted into rights to receive an aggregate of (i) 1,000,000 restricted shares of Superior's authorized and unissued common stock, (ii) $1,500,000 cash and (iii) $1,000,000 principal amount of promissory notes. A portion of the common stock and promissory notes having an aggregate principal amount of $375,000 are subject to a custodial agreement under which the common stock and the notes will be released to the former Dimensional shareholders upon Dimensional's meeting specified earning levels.

 Superior  is  not  aware  of  any material relationships between itself, its affiliates, directors  or  officers or any associates
of   its   directors   or  officers  with  any  shareholders   of
Dimensional.

 Dimensional is and following the Merger will continue to be engaged in the business of plugging and abandoning oil and gas wells.


Item 7.  Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired

 It is impracticable to provide the financial statements of Dimensional Oil Field Services, Inc. required by this item at the time this current report on Form 8-K is filed. The required financial statements will be filed as soon as practicable, but not later than 60 days after the latest date that this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

 It is impracticable to provide the pro forma financial information of Dimensional Oil Field Services, Inc. required by this item at the time this current report on Form 8-K is filed. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the latest date that this report on Form 8-K must be filed.

(c)   Exhibits.

 2.1. Agreement and Plan of Merger dated September 15, 1996, by and among Superior Energy Services, Inc., Dimensional Oil Field Acquisition, Inc., Dimensional Oil Field Services, Inc. and Emmett E. Crockett, Evelyn Crockett, George K. Crockett and Robert L. Crockett. The following attachments are omitted from herein and will be provided to the Commission upon request: Form of Certificate of Merger, Form of Custodial Agreement, Form of Employment Agreement, Form of Promissory Note, and Form of Disclosure Schedule.


                            SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:  /s/ Robert S. Taylor
                                          Robert S. Taylor
                                      Chief Financial Officer
                                    and duly authorized officer

Dated: September 30, 1996